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SECURITIES AND EXCHANGE COMMISSION
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FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5399

The New America High Income Fund, Inc
(Exact name of registrant as specified in charter)

33 Broad Street Boston, MA			02109
(Address of principal executive offices)			(Zip code)

Ellen E. Terry, 33 Broad St., Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-263-6400

Date of fiscal year end:	12/31

Date of reporting period:	1/1/14 - 6/30/14

Form N-CSR is to be used by management investment companies to file  reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its  regulatory, disclosure review, inspection, and policymaking roles.

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Item 1 -  Report to Shareholders

August 12, 2014

Dear Shareholder,

The Fund's net asset value (the "NAV") was $11.05 as of June 30th. The market price for the Fund's shares ended the period at $10.04, representing a market price discount of 9.1%. During the period the Fund's regular monthly dividend remained at $.065 per share. The annualized dividend yield for a common stock purchase at the year-end 2013 price of $9.65 was 8.1%.

High yield bond investors have enjoyed several years of attractive total returns. However, the very low interest rate environment of recent years has resulted in coupons on new issue high yield bonds at historically low levels. While the yield spread between U.S. Treasury securities and high yield bonds, as measured by the J.P. Morgan Global High Yield Index, remains attractive, it is well below the long term average yield spread that investors have required in the past. As discussed in detail below, the Fund's investment advisor believes there are currently fewer attractive investment opportunities in the U.S. high yield bond market than there were earlier in this market cycle. There are positive underpinnings to the market, but valuations are relatively high, coupons are low, and the terms of some new issues are not as favorable to the investor as they are to the issuer. In response to these market conditions, the Fund reduced its leverage and carried more cash during the period than is typical, with the consequence that the Fund's portfolio generated less income during the first half of the year compared with earlier periods.

As always, we remind shareholders that there is no certainty that the dividend will remain at the current level. The dividend can be affected by portfolio results, the cost and amount of leverage, market conditions, how fully invested the portfolio is and operating expenses among other factors. The Fund's leverage has increased the Fund's total return in the recent period of positive high yield market performance. Of course the opposite would be true in an unfavorable high yield market.

As of June 30th, the Fund had borrowed $90 million through its credit facility (the "Facility") with the Bank of Nova Scotia, a reduction of $10 million from year-end. Amounts borrowed under the Facility bear interest at an adjustable rate based on a margin above LIBOR. The interest rate on the Facility at the end of the period was 1.05%. While the spread between the cost of leverage and the portfolio's current yield at the end of the period was attractive, there is no guarantee that it will remain at this level. An increase in the cost of the leverage or reduction in the portfolio's yield will reduce the spread and may reduce the income available for the common dividend.

	Total Returns for the Periods Ending June 30, 2014
	1 Year	3 Years Cumulative
New America High Income Fund (Stock Price and Dividends)*	8.98%	22.65%
New America High Income Fund (NAV and Dividends)	15.97%	39.55%
Lipper Closed-End Fund Leveraged High Yield Average	16.30%	40.92%
Credit Suisse High Yield Index	11.81%	30.98%
Citigroup 10 Year Treasury Index	2.84%	15.68%

Sources: Credit Suisse, Citigroup, Lipper Inc., The New America High Income Fund, Inc.

Past performance is no guarantee of future results. Total return assumes the reinvestment of dividends.

The Credit Suisse High Yield Index and Citigroup 10 Year Treasury Index are unmanaged indices. Unlike the Fund, the indices have no trading activity, expenses or leverage.

*  Because the Fund's shares may trade at either a discount or premium to the Fund's net asset value per share, returns based upon the stock price and dividends will tend to differ from those derived from the underlying change in net asset value and dividends.

Market Review

High yield bonds posted solid returns during the six month period as several lingering tailwinds continued to persist in powering results for the asset class, including limited defaults, generally healthy earnings and free cash flow on the part of issuers, and continued low financing costs. Despite the predominantly favorable climate, a recent isolated event, the default of TXU, led to an uptick in the overall default rate.

High yield bonds are enjoying a meaningful amount of technical support as investors' persistent search for yield continues to drive capital into the asset class. This appetite has pushed below investment-grade bond yields to historically low levels and stretched valuations to some extent. From a credit spread perspective, the average spread-to-worst for the J.P. Morgan Global High Yield Index, a measure of the differential in yields between the average below investment grade bond and comparable Treasuries, tightened to 420 basis points during the second quarter, roughly 180 basis points inside of the 20-year average. A basis point equates to one one-hundredth of a percentage point. While still well above the all-time low of 263 basis points achieved in June 2007, we believe that further substantial spread tightening is unlikely for the broad high yield market in 2014. Moreover, the par-weighted average price of this index was slightly above $105 at the end of June—a significant premium that suggests muted capital appreciation potential In the near term. Even with current trading levels suggesting low expectations for further capital appreciation, yields on below investment-grade corporate bonds compare favorably with most fixed income sectors, providing an attractive carry in a fundamentally stable market.

Returns were positive across all major industries and credit quality segments in the second quarter and for the first half, with higher-rated securities edging out CCCs in the second quarter, but slightly under-performing their lower quality counterparts over the first six months. Lingering concerns about the pace of economic growth and questions about the timing and pace of Fed rate policy gained momentum, particularly in the second quarter, leading to another leg down in U.S. Treasury yields. This rate effect was likely the biggest single contributing factor behind the gains in higher-quality, longer-duration bonds relative to the lower-quality CCC-rated category.

According to J.P. Morgan, $121.2 billion of new high yield bonds came to the market in the second quarter, approximately $30 billion more than the previous quarter. Although year-to-date issuance is behind last year's record-setting pace, a substantial pickup in merger and acquisition (M&A) financing helped narrow the difference. Underwriters continued to test the limits on new deal terms, keeping our investment team highly cautious and selective. On the other hand, issuers have generally allocated proceeds from recent debt offerings in a prudent manner, with a keen focus on interest expense and leverage.

As expected, Energy Future Holdings (formerly known as TXU) filed for Chapter 11 in April. This U.S. power producer was the subject of the largest-ever leveraged buyout in 2007 and now represents the largest below investment-grade default in history, affecting nearly $40 billion of loans and bonds. J.P. Morgan's par-weighted U.S. high yield bond default rate increased significantly from 0.61% to 2.15% in April as a result, but the market reaction was largely muted as this event was well telegraphed. Additionally, the default rate is expected to remain relatively stable for the rest of the year due to a minimal amount of near-term debt maturities. The Energy Future Holdings organizational structure is highly complex, with various underlying holding companies. This company's loan and bond prices vary widely based on capital structure position and claims on assets, with some securities still trading above par value even after the bankruptcy filing.

Strategy Review

Merger and acquisition activity has picked up in intensity and we expect it to remain an important theme in the months ahead. There have been several recent cases of high yield companies initiating complex acquisitions that are strategic in nature—especially in the broad media space. Many media companies are making acquisitions to diversify their service offerings and/or broaden their geographic presence. We expect this to continue in the medium term and have constructed significant overweight allocations in the cable, wireless communications, and broadcasting sectors from a bottom-up perspective to take advantage of this trend.

In terms of noteworthy activity in the media space, affiliated European cable providers Numericable and Altice recently priced the largest-ever below investment-grade debt deal to finance an acquisition of SFR from Vivendi. On a combined basis, this multi-tranche, multi-currency new deal was $16.7 billion in size, according to J.P. Morgan—more than twice the previous record. Each tranche was several times oversubscribed and subsequently appreciated in the secondary market due to overwhelming demand. The Fund participated in this new deal in meaningful size, increasing the portfolio's overall exposure to these names. We have maintained a favorable view on both Numericable and Altice based on their individual merits for quite some time, although our investment thesis partly hinged on their capacity to unlock value through prudent acquisitions.

SFR is one of the largest mobile and fixed-line telecommunications operators in France, allowing Numericable and Altice to bundle additional service offerings in a key market. While it may take time for the synergies to be recognized, our high yield credit analysts expect this transaction to boost the free cash flow generation and credit profiles of these affiliated cable names. Furthermore, because of the way this deal was structured—with an equity component in addition to debt financing—leverage and interest coverage remained at reasonable levels.

With valuations somewhat stretched for many U.S. noninvestment-grade bonds—particularly higher-rated issues—we have methodically expanded our opportunity set to cover European high yield and emerging markets credits. Importantly, our high yield team continues to leverage the T. Rowe Price's global research platform to its fullest extent to uncover attractive investments outside the U.S.

Outlook

With a year-to-date return of nearly 6%, as measured by the Credit Suisse High Yield Index, the asset class is outpacing expectations for coupon-like performance in 2014. We expect capital appreciation potential is limited for the remainder of this year, particularly in the U.S. where most bonds are trading at a premium to par value.

Technical factors have pushed valuations to less compelling levels in certain segments of the market, namely higher-rated bonds. Strong demand for new issues is setting the stage for issuer-friendly deal structures and pricing, increasing the importance of fundamental credit analysis and selectivity. Along these lines, a meaningful number of domestic, BB rated new issues have been priced with coupons in the 4% area. This presents a major imbalance between upside potential and downside risk for the issuers, many of which we do not expect are ever likely to reach investment grade. Higher-rated, longer-duration bonds also appear to be vulnerable to a potential sell-off in U.S. Treasuries. With this in mind, we are maintaining a cautious view on the higher-quality segment of the market.

Although valuations are somewhat stretched, underlying high yield fundamentals remain sound. Most issuers have focused on improving their balance sheets over the past several years rather than re-leveraging, and taken advantage of abundant liquidity and low capital costs. Robust equity markets have also contributed, allowing many high yield companies to issue stock, including numerous IPOs of leveraged buyout-related names. A portion of the proceeds from these IPOs is often used to pay down debt.

Following a surge in refinancing activity over the past several years, many issuers have pushed out near-term maturities for an extended period. Based on analysis from J.P. Morgan, roughly $86 billion of high yield bonds are set to mature in 2014 and 2015, representing less than 5% of the total market. The limited amount of bond maturities over the next two years is highly supportive of the low default environment.

As always, we aim to deliver high current income while seeking to contain volatility inherent in this market. Our team maintains a commitment to credit research and risk-conscious investing that has led to favorable returns for our high yield clients over various market cycles.

Sincerely,

Ellen E. Terry President The New America High Income Fund, Inc.	Mark Vaselkiv Vice President T. Rowe Price Associates, Inc.

Paul A. Karpers Vice President T. Rowe Price Associates, Inc.

Past performance is no guarantee of future results. The views expressed in this update are as of the date of this letter. These views and any portfolio holdings discussed in the update are subject to change at any time based on market or other conditions. The Fund and T. Rowe Price Associates, Inc. disclaim any duty to update these views, which may not be relied upon as investment advice. In addition, references to specific companies' securities should not be regarded as investment recommendations or indicative of the Fund's portfolio as a whole.

The New America High Income Fund, Inc.

Industry Summary June 30, 2014 (Unaudited)	As a Percent of Total Investments
Energy	12.32%
Financial	7.67%
Cable Operators	7.54%
Health Care	7.07%
Wireless Communications	6.74%
Services	6.58%
Metals & Mining	5.04%
Broadcasting	4.82%
Automotive	4.05%
Information Technology	3.44%
Gaming	2.94%
Container	2.68%
Building Products	2.68%
Manufacturing	2.28%
Other Telecommunications	2.22%
Chemicals	1.99%
Retail	1.98%
Building & Real Estate	1.90%
Satellites	1.90%
Forest Products	1.90%
Consumer Products	1.84%
Airlines	1.77%
Utilities	1.77%
Food/Tobacco	1.71%
Entertainment & Leisure	1.28%
Supermarkets	1.08%
Publishing	0.85%
Aerospace & Defense	0.54%
Transportation	0.50%
Lodging	0.40%
Real Estate Investment Trust Securities	0.34%
Restaurants	0.18%
Total Investments	100.00%
Moody's Investors Service Ratings (1) June 30, 2014 (Unaudited)	As a Percent of Total Investments
Baa1	0.04%
Baa2	0.06%
Baa3	0.73%
Total Baa	0.83%
Ba1	5.51%
Ba2	8.29%
Ba3	13.61%
Total Ba	27.41%
B1	19.31%
B2	10.93%
B3	17.89%
Total B	48.13%
Caa1	13.76%
Caa2	6.58%
Caa3	0.69%
Total Caa	21.03%
Ca	0.22%
Unrated	1.66%
Equity	0.72%
Total Investments	100.00%

(1)  SOURCE: Moody's Investors Service, Inc. This table compiles the ratings assigned by Moody's to the Fund's holdings.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2014 (Unaudited) (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — 126.41% (d)(h)
Aerospace and Defense — .68%
$475	Ducommun, Inc., Senior Notes, 9.75%, 07/15/18	B3	$529
500	Esterline Technologies, Senior Notes, 7%, 08/01/20	Ba2	537
325	Kratos Defense and Security Solutions, Inc., Senior Notes, 7%, 05/15/19 (g)	B3	336
350	Transdigm, Inc., Subordinated Notes, 6.50%, 07/15/24 (g)	Caa1	364
			1,766
Airlines — 2.26%
325	Air Canada, Senior Notes, 7.75%, 04/15/21 (g)	Caa2	346
325	Allegiant Travel Company, Senior Notes, 5.50%, 07/15/19	B1	330
131	American Airlines, Senior Notes, 4%, 01/15/27 (g)	(e)	134
136	American Airlines, Senior Notes, 5.625%, 01/15/21 (g)	(e)	143
675	United Continental Holdings, Inc., Senior Notes, 6%, 12/01/20	B2	704
160	Continental Airlines, Inc., Senior Notes, 7.25%, 05/10/21	Baa2	188
83	Continental Airlines, Inc., Senior Notes, 9.25%, 11/10/18	Ba2	93
1,525	United Continental Holdings, Inc., Senior Notes, 6%, 07/15/26	B2	1,491
175	United Continental Holdings, Inc., Senior Notes, 6%, 07/15/28	B2	168
575	United Continental Holdings, Inc., Senior Notes, 6.375%, 06/01/18	B2	621
139	US Airways, Inc., Senior Notes, 4.625%, 12/03/26	Baa1	147
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,325	US Airways, Inc., Senior Notes, 6.125%, 06/01/18	B3	$1,395
62	US Airways, Inc., Senior Notes, 6.75%, 12/03/22	Ba2	68
			5,828
Automotive — 5.16%
125	Affinia Group, Inc., Senior Notes, 7.75%, 05/01/21	Caa2	132
725	Allison Transmission, Inc., Senior Notes, 7.125% 05/15/19 (g)	B3	776
175	American Axle and Manufacturing, Inc., Senior Notes, 5.125%, 02/15/19	B2	184
350	American Axle and Manufacturing, Inc., Senior Notes, 6.25%, 03/15/21	B2	376
375	American Axle and Manufacturing, Inc., Senior Notes, 6.625%, 10/15/22	B2	411
600	Chrysler Group LLC, Senior Notes, 8%, 06/15/19	B1	652
2,875	Chrysler Group LLC, Senior Notes, 8.25%, 06/15/21	B1	3,249
700	Dana Holding Corporation, Senior Notes, 5.375%, 09/15/21	B2	732
475	General Motors, Senior Notes, 6.25%, 10/02/43 (g)	Ba1	540
550	Gestamp Fund Lux S.A., Senior Notes, 5.625%, 05/31/20 (g)	B1	575
450	Goodyear Tire & Rubber Company, Senior Notes, 6.50%, 03/01/21	B1	489
550	Goodyear Tire & Rubber Company, Senior Notes, 8.25%, 08/15/20	B1	604
200	Goodyear Tire & Rubber Company, Senior Notes, 8.75%, 08/15/20	B1	237
200	Group 1 Automotive, Inc., Senior Notes, 5%, 06/01/22 (g)	B1	200

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2014 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$1,025	Jaguar Land Rover Automotive Plc, Senior Notes, 5.625%, 02/01/23 (g)	Ba2	$1,087
350	Navistar International Group, Senior Notes, 8.25%, 11/01/21	B3	367
400	Penske Auto Group, Inc., Senior Notes, 5.75%, 10/01/22	B2	419
300	Pittsburgh Glass Works, LLC, Senior Notes, 8%, 11/15/18 (g)	B3	326
800	Schaeffler Finance B.V., Senior Notes, 4.75%, 05/15/21 (g)	Ba2	820
475	Schaeffler Finance B.V., Senior Notes, 6.875%, 08/15/18 (g)	B1	500
325	Sonic Automotive, Inc., Senior Subordinated Notes, 5%, 05/15/23	B2	321
300	Sonic Automotive, Inc., Senior Subordinated Notes, 7%, 07/15/22	B2	330
			13,327
Broadcasting — 6.14%
1,075	AMC Networks, Inc., Senior Notes, 4.75%, 12/15/22	B1	1,074
250	CBS Outdoor Americas Capital LLC, Senior Notes, 5.25%, 02/15/22 (g)	B1	257
250	CBS Outdoor Americas Capital LLC, Senior Notes, 5.625%, 02/15/24 (g)	B1	259
1,175	Clear Channel Communications, Inc., Senior Notes, 9%, 12/15/19	Caa1	1,253
700	Clear Channel Communications, Inc., Senior Notes, 14%, 02/01/21 (c)	Ca	721
75	Clear Channel Worldwide Holdings, Inc., Senior Notes, 6.50%, 11/15/22	B1	80
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$850	Clear Channel Worldwide Holdings, Inc., Senior Notes, 6.50%, 11/15/22	B1	$916
75	Clear Channel Worldwide Holdings, Inc., Senior Subordinated Notes, 7.625%, 03/15/20	B3	80
200	Clear Channel Worldwide Holdings, Inc., Senior Subordinated Notes, 7.625%, 03/15/20	B3	216
350	Gannett Co., Inc., Senior Notes, 5.125%, 10/15/19 (g)	Ba1	363
275	Gannett Co., Inc., Senior Notes, 6.375%, 10/15/23 (g)	Ba1	294
325	Lamar Media Corporation, Senior Subordinated Notes, 5.875%, 02/01/22	B1	348
350	Lin Television Corporation, Senior Notes, 8.375%, 04/15/18	B3	367
950	MDC Partners, Inc., Senior Notes, 6.75%, 04/01/20 (g)	B3	1,001
400	Polish Television Holding B.V., Senior Notes, 11%, 01/15/21 (g)(EUR)	(e)	665
600	Sinclair Television Group, Inc., Senior Notes, 6.125%, 10/01/22	B1	629
450	Sirius XM Radio, Inc., Senior Notes, 4.25%, 05/15/20 (g)	B1	444
500	Sirius XM Radio, Inc., Senior Notes, 5.75%, 08/01/21 (g)	B1	525
725	Starz LLC, Senior Notes, 5%, 09/15/19	Ba2	754
375	Townsquare Radio LLC, Senior Notes, 9%, 04/01/19 (g)	B3	415
2,425	Univision Communications, Inc., Senior Notes, 5.125%, 05/15/23 (g)	B2	2,567
300	Univision Communications, Inc., Senior Notes, 6.75%, 09/15/22 (g)	B2	332
325	Univision Communications, Inc., Senior Notes, 7.875%, 11/01/20 (g)	B2	358

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2014 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$1,750	Univision Communications, Inc., Senior Notes, 8.50%, 05/15/21 (g)	Caa2	$1,940
			15,858
Building and Real Estate — 2.42%
500	CCRE Company, Senior Notes, 7.75%, 02/15/18 (g)	B1	539
1,175	Howard Hughes Corporation, Senior Notes, 6.875%, 10/01/21 (g)	Ba3	1,257
1,550	Jefferies LoanCore LLC, Senior Notes, 6.875%, 06/01/20 (g)	B2	1,569
600	KB Home, Senior Notes, 8%, 03/15/20	B2	690
400	Ladder Capital Finance Holdings LLLP, Senior Notes, 7.375%, 10/01/17	Ba3	432
125	Realology Group LLC, Senior Notes, 9%, 01/15/20 (g)	B3	141
550	RPG Byty s.r.o., Senior Notes, 6.75%, 05/01/20 (g)(EUR)	Ba2	787
750	William Lyons Homes, Inc., Senior Notes, 8.50%, 11/15/20	B3	836
			6,251
Building Products — 3.41%
1,425	Associated Materials, Inc., Senior Notes, 9.125%, 11/01/17	Caa1	1,478
450	Builders First Source, Inc., Senior Notes, 7.625%, 06/01/21 (g)	Caa1	479
1,075	Building Materials Corporation of America, Senior Notes, 6.75%, 05/01/21 (g)	Ba3	1,158
650	Building Materials Holding Corporation, Senior Notes, 9%, 09/15/18 (g)	Caa1	702
530	Cemex Finance LLC, Senior Notes, 9.375%, 10/12/22 (g)	(e)	620
500	Cemex, S.A.B. de C.V., Senior Secured Notes, 7.25%, 01/15/21 (g)	(e)	547
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$625	Euromax International, Senior Notes, 9.50%, 04/01/16	Caa2	$620
575	Nortek, Inc., Senior Notes, 8.50%, 04/15/21	Caa1	637
650	Nortek, Inc., Senior Notes, 10%, 12/01/18	Caa1	700
275	Springs Industries, Inc., Senior Notes, 6.25%, 06/01/21	B2	281
375	RSI Home Products, Inc., Senior Notes, 6.875%, 03/01/18 (g)	B1	399
750	Summit Materials LLC, Senior Notes, 10.50%, 01/31/20	Caa1	846
175	USG Corporation, Senior Notes, 5.875%, 11/01/21 (g)	B2	186
125	USG Corporation, Senior Notes, 9.75%, 01/15/18	Caa2	149
			8,802
Cable Operators — 9.60%
425	Adria Bidco B.V., Senior Notes, 7.875%, 11/15/20 (g)(EUR)	B2	628
750	Altice Financing S.A., Senior Notes, 7.75%, 05/15/22 (g)	B3	799
200	Altice Financing S.A., Senior Notes, 8.125%, 01/15/24 (g)	B3	221
875	Altice Financing S.A., Senior Notes, 9%, 06/15/23 (g)(EUR)	B3	1,387
675	Altice Financing S.A., Senior Notes, 9.875%, 12/15/20 (g)	B3	778
500	B Communications Ltd., Senior Notes, 7.375%, 02/15/21 (g)	(e)	539
475	Block Communications, Inc., Senior Notes, 7.25%, 02/01/20 (g)	Ba3	508
775	Cable Communications Systems NV, Senior Notes, 7.50%, 11/01/20 (g)(EUR)	B1	1,160
815	CCO Holdings, LLC, Senior Notes, 5.125%, 02/15/23	B1	821
75	CCO Holdings, LLC, Senior Notes, 5.25%, 03/15/21	B1	77
725	CCO Holdings, LLC, Senior Notes, 5.25%, 09/30/22	B1	740

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2014 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$100	CCO Holdings, LLC, Senior Notes, 5.75%, 09/01/23	B1	$102
2,350	CCO Holdings, LLC, Senior Notes, 6.625%, 01/31/22	B1	2,532
900	CSC Holdings, LLC, Senior Notes, 6.75%, 11/15/21	Ba2	995
650	Cequel Communications Holdings I, LLC, Senior Notes, 5.125%, 12/15/21 (g)	B3	648
1,750	Cequel Communications Holdings I, LLC, Senior Notes, 6.375%, 09/15/20 (g)	B3	1,859
125	Cogeco Cable, Inc., Senior Notes, 4.875%, 05/01/20 (g)	(e)	127
800	Dish DBS Corporation, Senior Notes, 5.125%, 05/01/20	Ba3	841
525	Dish DBS Corporation, Senior Notes, 5.875%, 07/15/22	Ba3	570
325	Dish DBS Corporation, Senior Notes, 6.75%, 06/01/21	Ba3	370
500	Mediacom Broadband LLC, Senior Notes, 6.375%, 04/01/23	B3	528
300	Midcontinent Communications, Senior Notes, 6.25%, 08/01/21 (g)	B3	312
1,675	Netflix, Inc., Senior Notes, 5.375%, 02/01/21	Ba3	1,759
500	Netflix, Inc., Senior Notes, 5.75%, 03/01/24 (g)	Ba3	525
900	Numericable Group, S.A., Senior Notes, 6.25%, 05/15/24 (g)	B1	939
475	UPCB Finance Limited, Senior Notes, 6.875%, 01/15/22 (g)	Ba3	521
550	UPCB Finance Limited, Senior Notes, 7.25%, 11/15/21 (g)	Ba3	604
575	Videotron Ltee., Senior Notes, 5%, 07/15/22	Ba2	590
700	VTR Finance B.V., Senior Notes, 6.875%, 01/15/24 (g)	B1	746
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$175	WaveDivision Holdings, LLC, Senior Notes, 8.125%, 09/01/20 (g)	B3	$189
550	Wide Open West Finance, LLC, Senior Notes, 10.25%, 07/15/19	Caa1	618
800	Wide Open West Finance, LLC, Senior Subordinated Notes, 13.375%, 10/15/19	Caa1	930
550	Ziggo Bond Company, B.V., Senior Notes, 8%, 05/15/18 (g)(EUR)	Ba2	835
			24,798
Chemicals — 2.53%
300	Axalta Coating Systems Dutch Holding B B.V., Senior Notes, 7.375%, 05/01/21 (g)	Caa1	327
875	Celanese US Holdings LLC, Senior Notes, 4.625%, 11/15/22	Ba2	877
475	Ciech Group Financing, Senior Notes, 9.50%, 11/30/19 (g)(EUR)	B2	741
525	Hexion Specialty Chemicals, Inc., Senior Notes, 6.625%, 04/15/20	B1	557
1,075	Hexion Specialty Chemicals, Inc., Senior Notes, 8.875%, 02/01/18	Caa1	1,115
350	Ineos Group Holdings S.A., Senior Notes, 6.125%, 08/15/18 (g)	B3	361
425	PolyOne Corporation, Senior Notes, 5.25%, 03/15/23	Ba3	438
325	PolyOne Corporation, Senior Notes, 7.375%, 09/15/20	Ba3	353
1,225	PQ Corporation, Senior Notes, 8.75%, 05/01/18 (g)	Caa1	1,331
425	Rayonier Ameircan Products, Inc., Senior Notes, 5.50%, 06/01/24 (g)	Ba3	432
			6,532

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2014 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
Consumer Products — 2.34%
$525	24 Hour Holdings III LLC, Senior Notes, 8%, 06/01/22 (g)	Caa1	$524
1,325	Activision Blizzard, Inc., Senior Notes, 5.625%, 09/15/21 (g)	Ba2	1,433
350	Activision Blizzard, Inc., Senior Notes, 6.125%, 09/15/23 (g)	Ba2	386
160	Avon Products, Inc., Senior Notes 4.60%, 03/15/20	Baa3	166
100	Boardriders S.A., Senior Notes, 8.875%, 12/15/17 (g)(EUR)	B3	142
750	Hanesbrands, Inc., Senior Notes, 6.375%, 12/15/20	Ba2	811
275	Levi Strauss & Co., Senior Notes, 6.875%, 05/01/22	Ba3	302
325	Pantry, Inc., Senior Notes, 8.375%, 08/01/20	Caa1	351
275	Quicksilver Inc., Senior Notes, 7.875%, 08/01/18 (g)	B2	280
575	Quicksilver Inc., Senior Notes, 10%, 08/01/20	Caa2	578
225	Spectrum Brands Escrow, Senior Notes, 6.375%, 11/15/20	B3	242
200	Spectrum Brands Escrow, Senior Notes, 6.625%, 11/15/22	B3	216
350	Tempur-Pedic International, Inc., Senior Notes, 6.875%, 12/15/20	B3	384
200	Wolverine World Wide, Inc., Senior Notes, 6.125%, 10/15/20	B2	216
			6,031
Container — 3.41%
375	AEP Industries, Inc., Senior Notes, 8.25%, 04/15/19	B3	396
248	ARD Finance S.A., Senior Notes, 11.125%, 06/01/18 (c)(g)	(e)	263
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$200	Ardagh Packaging Finance plc, Senior Notes, 6%, 06/30/21 (g)	Caa1	$200
200	Ardagh Packaging Finance plc, Senior Notes, 6.25%, 01/31/19 (g)	Caa1	206
578	Ardagh Packaging Finance plc, Senior Notes, 7%, 11/15/20 (g)	Caa1	598
350	Ardagh Finance Holdings S.A., Senior Notes, 8.625%, 06/15/19 (g)	Caa2	360
400	Beverage Packaging Holdings (Lux) II S.A., Senior Notes, 5.625%, 12/15/16 (g)	Caa2	411
225	Beverage Packaging Holdings (Lux) II S.A., Senior Subordinated Notes 6%, 06/15/17 (g)	Caa2	231
425	Bway Holding Company, Senior Notes, 10%, 06/15/18	Caa1	448
700	Consolidated Container Company LLC, Senior Notes, 10.125%, 07/15/20 (g)	Caa2	709
400	Exopack Holding Corporation, Senior Notes, 10%, 06/01/18 (g)	Caa2	430
650	Frigoglass Finance B.V., Senior Notes, 8.25%, 05/15/18 (g)(EUR)	B1	939
350	Greif Inc., Senior Notes, 7.75%, 08/01/19	Ba2	403
200	Reynolds Group Issuer, Inc., Senior Notes, 5.75%, 10/15/20	B1	211
175	Reynolds Group Issuer, Inc., Senior Notes, 7.125%, 04/15/19	B1	183
1,350	Reynolds Group Issuer, Inc., Senior Notes, 9%, 04/15/19	Caa2	1,429
425	Reynolds Group Issuer, Inc., Senior Notes, 9.875%, 08/15/19	Caa2	471

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2014 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$625	Sealed Air Corporation, Senior Notes, 5.25%, 04/01/23 (g)	B1	$638
249	Tekni Plex, Inc., Senior Notes, 9.75%, 06/01/19 (g)	B3	279
			8,805
Energy — 15.58%
525	AmeriGas Finance LLC, Senior Notes, 7%, 05/20/22	Ba2	581
725	Antero Resources Finance Corporation, Senior Notes, 5.125%, 12/01/22 (g)	B1	740
950	Antero Resources Finance Corporation, Senior Notes, 5.375%, 11/01/21	B1	990
1,375	Antero Resources Finance Corporation, Senior Notes, 6%, 12/01/20	B1	1,471
550	Athlon Holdings L.P., Senior Notes, 6%, 05/01/22 (g)	B3	569
1,075	Athlon Holdings L.P., Senior Notes, 7.375%, 04/15/21 (g)	B3	1,172
175	Baytex Energy Corp., Senior Notes, 5.125%, 06/01/21 (g)	Ba3	177
1,075	Bill Barrett Corporation, Senior Notes, 7%, 10/15/22	B1	1,140
1,275	Bill Barrett Corporation, Senior Notes, 7.625%, 10/01/19	B1	1,377
400	CGG SA, Senior Notes, 6.875%, 01/15/22 (g)	Ba3	398
1,725	Chesapeake Energy Corp., Senior Notes, 5.75%, 03/15/23	Ba1	1,923
2,125	Concho Resources, Inc., Senior Notes, 5.50%, 04/01/23	Ba3	2,284
300	Concho Resources, Inc., Senior Notes, 7%, 01/15/21	Ba3	331
700	Denbury Resources, Inc., Senior Notes, 5.50%, 05/01/22	B1	717
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$200	Exterran Holdings, Inc., Senior Notes, 6%, 04/01/21	B1	$202
550	Exterran Holdings, Inc., Senior Notes, 6%, 10/01/22 (g)	B1	556
925	Ferrellgas, L.P., Senior Notes, 6.50%, 05/01/21	B2	965
525	Ferrellgas, Partners L.P., Senior Notes, 6.75%, 01/15/22 (g)	B2	551
350	FTS International, Inc., Senior Notes, 6.25%, 05/01/22 (g)	B2	359
625	Laredo Petroleum, Inc., Senior Notes, 5.625%, 01/15/22	B2	642
600	Laredo Petroleum, Inc., Senior Notes, 7.375%, 05/01/22 B3	B2	670
2,000	MarkWest Energy Partners, L.P., Senior Notes, 4.50%, 07/15/23	Ba3	2,035
325	McDermott International, Senior Notes, 8%, 05/01/21 (g)	B1	337
625	Newfield Exploration Company, Senior Subordinated Notes, 5.75%, 01/30/22	Ba1	691
500	Niska Gas Storage Canada ULC, Senior Notes, 6.50%, 04/01/19 (g)	B3	484
675	NuStar Logistics, L.P., Senior Notes, 6.75%, 02/01/21	Ba1	754
650	Parker Drilling Company, Senior Notes, 6.75%, 07/15/22 (g)	B1	676
775	Parsley Energy LLC, Senior Notes 7.50%, 2/15/22 (g)	Caa2	827
1,400	PDC Energy, Senior Notes, 7.75%, 10/15/22	B3	1,554
125	Penn Virginia Corporation, Senior Notes, 6.50%, 05/15/21	B1	137
571	Penn Virginia Corporation, Senior Notes, 8.375%, 06/01/20	B1	645

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2014 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$800	Penn Virginia Corporation, Senior Notes, 8.50%, 05/01/20	Caa1	$892
700	Range Resources Corporaiton, Senior Subordinated Notes, 5%, 03/15/23	Ba2	751
450	Regency Energy Partners, L.P., Senior Notes, 5.875%, 03/01/22	Ba3	489
125	Rockies Express Pipeline LLC, Senior Notes, 5.625%, 04/15/20 (g)	Ba2	129
50	Rockies Express Pipeline LLC, Senior Notes, 6.85%, 07/15/18 (g)	Ba2	54
875	Rosetta Resources, Inc., Senior Notes, 5.875%, 06/01/24	B1	907
700	Sabine Pass LNG, L.P., Senior Notes, 6.50%, 11/01/20	B1	758
300	Samson Investment Company, Senior Notes, 10.75%, 02/15/20 (g)	B3	317
375	Seven Generations Energy Ltd., Senior Notes, 8.25%, 05/15/20 (g)	Caa1	411
725	Seventy Seven Energy Inc., Senior Notes, 6.50%, 07/15/22 (g)	B2	743
975	SM Energy Company, Senior Notes, 5%, 01/15/24	Ba2	975
325	SM Energy Company, Senior Notes, 6.50%, 11/15/21	Ba2	353
775	SM Energy Company, Senior Notes, 6.50%, 01/01/23	Ba2	843
225	SM Energy Company, Senior Notes, 6.625%, 02/15/19	Ba2	238
175	Swift Energy Company, Senior Notes, 8.875%, 01/15/20	B3	186
1,525	Targa Resources Partners L.P., Senior Notes, 4.25%, 11/15/23	Ba3	1,514
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$800	Targa Resources Partners L.P., Senior Notes, 5.25%, 05/01/23	Ba3	$836
625	Tervita Corporation, Senior Notes, 8%, 11/15/18 (g)	B3	650
675	Tervita Corporation, Senior Notes, 10.875%, 02/15/18 (g)	Caa2	687
600	Tesoro Corporation, Senior Notes, 5.125%, 04/01/24	Ba2	607
625	Western Refining, Inc., Senior Notes, 6.25%, 04/01/21	B3	653
1,200	WPX Energy, Inc., Senior Notes, 6%, 01/15/22	Ba1	1,278
			40,226
Entertainment & Leisure — 1.63%
525	Cedar Fair LP, Senior Notes, 5.25%, 03/15/21	B1	541
500	DreamWorks Animation SKG, Inc., Senior Notes, 6.875%, 08/15/20 (g)	Ba3	545
350	National CineMedia LLC, Senior Notes, 6%, 04/15/22	Ba2	366
100	PortAventura Entertainment Barcelona B.V., Senior Notes, 7.25%, 12/01/20 (g)(EUR)	B3	144
875	Regal Entertainment Group, Senior Notes, 5.75%, 03/15/22	B3	906
675	Six Flags Entertainment Corporation, Senior Notes, 5.25%, 01/15/21 (g)	B3	692
125	Vougeot Bidco Plc, Senior Notes, 7.875%, 7/15/20 (g)(GBP)	B2	232
247	WMG Acquisition Corporation, Senior Notes, 6%, 01/15/21 (g)	B1	256
525	WMG Acquisition Corporation, Senior Notes, 6.75%, 04/15/22 (g)	Caa1	526
			4,208
Financial — 9.33%
650	Aircastle Limited, Senior Notes, 6.25%, 12/01/19	Ba3	709

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2014 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$750	Aircastle Limited, Senior Notes, 7.625%, 04/15/20	Ba3	$870
775	Ally Financial, Inc., Senior Notes, 7.50%, 09/15/20	B1	934
625	American Capital Ltd., Senior Notes, 6.50%, 09/15/18 (g)	B3	666
250	A S Company, Senior Notes, 7.875%, 12/15/20 (g)	Caa2	264
450	CIT Group, Inc., Senior Notes, 5%, 08/15/22	Ba3	468
2,075	CIT Group, Inc., Senior Notes, 5%, 08/01/23	Ba3	2,127
325	CIT Group, Inc., Senior Notes, 5.375%, 05/15/20	Ba3	352
475	CNO Financial Group Inc., Senior Notes, 6.375%, 10/01/20 (g)	Ba2	514
1,200	Discover Financial Services, Senior Notes, 10.25%, 07/15/19	Ba1	1,548
350	General Motors Financial Company, Inc., Senior Notes, 3.25%, 05/15/18	Ba2	354
200	General Motors Financial Company, Inc., Senior Notes, 6.75%, 06/01/18	Ba2	228
825	Harbinger Group, Inc., Senior Notes, 7.875%, 07/15/19	B2	903
650	Icahn Enterprises, Senior Notes, 4.875%, 03/15/19	Ba3	673
1,200	Icahn Enterprises, Senior Notes, 6%, 08/01/20	Ba3	1,287
300	International Lease Finance Corporation, Senior Notes, 8.875%, 09/01/17	Ba2	356
525	iStar Financial, Inc., Senior Notes, 5%, 07/01/19	B3	526
525	iStar Financial, Inc., Senior Notes, 7.125%, 02/15/18	B3	585
525	National Financial Partnership, Senior Notes, 9%, 07/15/21 (g)	Caa2	574
975	Nationstar Mortgage LLC, Senior Notes, 6.50%, 07/01/21	B2	976
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$525	Nationstar Mortgage LLC, Senior Notes, 6.50%, 06/01/22	B2	$525
400	Neuberger Berman Group LLC, Senior Notes, 5.625%, 03/15/20 (g)	Ba1	423
425	Neuberger Berman Group LLC, Senior Notes, 5.875%, 03/15/22 (g)	Ba1	455
425	Ocwen Financial Corporation, Senior Notes, 6.625%, 05/15/19 (g)	B2	438
550	Provident Funding Associates, L.P., Senior Notes, 6.75%, 06/15/21 (g)	Ba3	557
225	Provident Funding Associates, L.P., Senior Notes, 10.125%, 02/15/19 (g)	Ba3	244
700	Sberbank, Subordinated Notes, 5.125%, 10/29/22 (g)	Baa3	664
350	Sberbank, Subordinated Notes, 5.50%, 02/26/24 (g)	(e)	341
625	Springleaf Finance Corporation, Senior Medium Term Notes, 6.90%, 12/15/17	B3	694
1,350	Synovus Financial Corporation, Subordinate Notes, 5.125%, 06/15/17	B2	1,407
525	Synovus Financial Corporation, Senior Notes, 7.875%, 02/15/19	B1	601
200	Towergate Finance plc, Senior Notes, 8.50%, 02/15/18 (g)(GBP)	B1	350
200	Towergate Finance plc, Senior Notes, 10.50%, 02/15/19 (g)(GBP)	Caa2	333
425	USI Inc., Senior Notes, 7.75%, 01/15/21 (g)	Caa2	437
1,625	Walter Investment Management Corporation, Senior Notes, 7.875%, 12/15/21 (g)	B3	1,698
			24,081

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2014 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
Food/Tobacco — 2.17%
$353	Bumble Bee Acquistion Company, Senior Notes, 9%, 12/15/17 (g)	B3	$376
600	Constellation Brands, Inc., Senior Notes, 6%, 05/01/22	Ba1	673
675	Cott Beverages, Inc., Senior Notes, 5.375%, 07/01/22 (g)	B3	677
325	Darling Escrow Corporation, Senior Notes, 5.375%, 01/15/22 (g)	B1	337
200	Diamond Foods, Inc., Senior Notes, 7%, 03/15/19 (g)	Caa2	208
660	Esal GMBH, Senior Notes, 6.25%, 02/05/23 (g)	(e)	645
975	JBS USA, LLC, Senior Notes, 5.875%, 07/15/24 (g)	Ba3	975
255	JBS Investments GMBH, Senior Notes, 7.75%, 10/28/20 (g)	(e)	273
300	Post Holdings, Inc., Senior Notes, 6%, 12/15/22 (g)	B2	306
275	Post Holdings, Inc., Senior Notes, 6.75%, 12/01/21 (g)	B2	292
175	Post Holdings, Inc., Senior Notes, 7.375%, 02/15/22	B2	189
250	Post Holdings, Inc., Senior Notes, 7.375%, 02/15/22 (g)	B2	271
350	Shearers Food, Inc., Senior Notes, 9%, 11/01/19 (g)	B1	385
			5,607
Forest Products — 2.42%
180	Ainsworth Lumber Company Ltd., Senior Notes, 7.50%, 12/15/17 (g)	B2	189
425	Boise Cascade LLC, Senior Notes, 6.375%, 11/01/20	B2	457
250	Clearwater Paper Corporation, Senior Notes, 7.125%, 11/01/18	Ba2	262
925	Cascades, Inc., Senior Notes, 7.875%, 01/15/20	Ba3	983
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$650	P.H. Glatfelter Company, Senior Notes, 5.375%, 10/15/20	Ba1	$678
325	Graphic Packaging International, Inc., Senior Notes, 4.75%, 04/15/21	Ba3	333
950	Mercer International, Inc., Senior Notes, 9.50%, 12/01/17	B3	1,019
575	Potlach Corporation, Senior Notes, 7.50%, 11/01/19	Baa3	668
675	Sappi Papier Holding GmbH, Senior Notes, 6.625%, 04/15/21 (g)	Ba2	710
575	Sappi Papier Holding GmbH, Senior Notes, 7.75%, 07/15/17 (g)	Ba2	638
275	Sappi Papier Holding GmbH, Senior Notes, 8.375%, 06/15/19 (g)	Ba2	303
			6,240
Gaming — 3.75%
75	Boyd Gaming Corporation, Senior Notes, 9%, 07/01/20	B3	83
650	Caesars Entertainment Operating Company, Senior Notes, 11%, 10/01/21 (g)	Caa2	694
375	Caesars Entertainment Operating Company, Senior Notes, 11.25%, 06/01/17	Caa2	343
775	Chester Downs and Marina, LLC, Senior Notes, 9.25%, 02/01/20 (g)	B3	752
625	Cirsa Funding Luxembourg S.A., Senior Notes, 8.75%, 05/15/18 (g)(EUR)	B3	888
825	Graton Economic Development Authority, Senior Notes, 9.625%, 09/01/19 (g)	B3	940
225	Intralot Finance Luxembourg S.A., Senior Notes, 9.75%, 08/15/18 (g)(EUR)	B1	355
825	MGM Resorts International, Senior Notes, 6.625%, 12/15/21	B3	920

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2014 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$625	MGM Resorts International, Senior Notes, 6.75%, 10/01/20	B3	$697
375	Peninsula Gaming LLC, Senior Notes, 8.375%, 02/15/18 (g)	Caa1	399
625	Pinnacle Entertainment, Inc., Senior Notes, 6.375%, 08/01/21	B2	658
725	Pinnacle Entertainment, Inc., Senior Notes, 7.50%, 04/15/21	B2	787
600	Quapaw Downstream Development Authority, Senior Notes, 10.50%, 07/01/19 (g)	B3	648
289	Rivers Pittsburgh Borrower, L.P., Senior Notes, 9.50%, 06/15/19 (g)	B3	314
275	Safari Holding Verwaltungs GmbH, Senior Notes, 8.25%, 02/15/21 (g)(EUR)	B2	403
725	Station Casinos LLC, Senior Notes, 7.50%, 03/01/21	Caa1	792
			9,673
Health Care — 9.01%
275	Aviv Healthcare Properties Ltd. Partnership, Senior Notes, 7.75%, 02/15/19	Ba3	294
350	Capsugel S.A., Senior Notes, 7%, 05/15/19 (g)	Caa1	361
850	CHS/Community Health Systems, Inc., Senior Notes, 5.125%, 08/01/21 (g)	Ba2	873
1,600	CHS/Community Health Systems, Inc., Senior Notes, 6.875%, 02/01/22 (g)	B3	1,698
725	CHS/Community Health Systems, Inc., Senior Notes, 7.125%, 07/15/20	B3	788
475	CHS/Community Health Systems, Inc., Senior Notes, 8%, 11/15/19	B3	520
525	Davita, Inc., Senior Notes, 6.375%, 11/01/18	B1	550
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$975	Fresenius Medical Care US Finance II, Inc., Senior Notes, 5.625%, 07/31/19 (g)	Ba2	$1,060
250	Fresenius Medical Care US Finance II, Inc., Senior Notes, 5.875%, 01/31/22 (g)	Ba2	276
525	HCA Holdings, Inc., Senior Notes, 6.25%, 02/15/21	B3	563
1,375	HCA, Inc., Senior Notes, 7.50%, 02/15/22	B3	1,590
375	Hologic, Inc., Senior Notes, 6.25%, 08/01/20	B2	398
475	Iasis Healthcare Capital 8.375%, 05/15/19	Caa1	506
175	Jaguar Holdings, Inc., Senior Notes, 9.375%, 10/15/17 (g)	Caa1	182
700	Jaguar Holdings, Inc., Senior Notes, 9.50%, 12/01/19 (g)	B3	766
275	JLL/Delta Dutch Newco B.V., Senior Notes, 7.50%, 02/01/22 (g)	Caa2	281
400	Kindred Healthcare, Inc., Senior Notes, 6.375%, 04/15/22 (g)	B3	404
625	Kinetic Concepts, Inc., Senior Notes, 10.50%, 11/01/18	B3	709
275	Kinetic Concepts, Inc., Senior Notes, 12.50%, 11/01/19	Caa1	316
475	MedAssets, Inc., Senior Notes, 8%, 11/15/18	B3	502
525	Medi Partenaires SAS, Senior Notes, 7%, 05/15/20 (g) (EUR)	B2	772
425	MPH Intermediate Holding Company 2, Senior Notes, 6.625%, 04/01/22 (g)	Caa1	445
250	MPT Operating Partnership, L.P., Senior Notes, 6.375%, 02/15/22	Ba1	269
525	MPT Operating Partnership, L.P., Senior Notes, 6.875%, 05/01/21	Ba1	574
675	Omega Healthcare Investors, Inc., Senior Notes, 5.875%, 03/15/24	Ba1	709
625	Opal Acquisition, Inc., Senior Note, 8.875%, 12/15/21 (g)	Caa2	658

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2014 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$300	Par Pharmaceutical, Senior Notes, 7.375%, 10/15/20	Caa1	$325
600	Select Medical Corporation, Senior Notes, 6.375%, 06/01/21	B3	629
1,100	Tenet Healthcare Corporation, Senior Notes, 4.50%, 04/01/21	Ba3	1,114
525	Tenet Healthcare Corporation, Senior Notes, 6%, 10/01/20	Ba3	572
250	Truven Health Analytics, Senior Notes, 10.625%, 06/01/20	Caa2	274
600	Universal Hospital Services, Inc., Senior Notes, 7.625%, 08/15/20	B3	628
1,900	Valeant Pharmaceuticals International, Senior Notes, 6.375%, 10/15/20 (g)	B1	2,019
825	Valeant Pharmaceuticals International, Senior Notes, 6.75%, 08/15/18 (g)	B1	891
100	Voyage Care BondCo, plc, Senior Notes, 6.50%, 08/01/18 (g)(GBP)	B2	179
525	Wellcare Health Plans, Inc., Senior Notes, 5.75%, 11/15/20	Ba2	559
			23,254
Information Technology — 4.38%
250	Alcatel Lucent USA, Inc., Senior Notes, 6.75%, 11/15/20 (g)	B3	268
400	Alcatel Lucent USA, Inc., Senior Notes, 8.875%, 01/01/20 (g)	B3	454
700	Ancestry.com Inc., Senior Notes, 9.625%, 10/15/18 (g)	Caa1	723
425	Ancestry.com Inc., Senior Notes, 11%, 12/15/20	B3	498
600	Bankrate, Inc., Senior Notes, 6.125%, 08/15/18 (g)	B2	636
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$650	BMC Software Finance, Inc., Senior Notes, 8.125%, 07/15/21 (g)	Caa1	$668
150	Dell, Inc., Senior Notes, 4.625%, 04/01/21	B1	147
375	Dell, Inc., Senior Notes, 5.65%, 04/15/18	B1	402
500	Dell, Inc., Senior Notes, 5.875%, 06/15/19	B1	536
875	Denali Borrower, Senior Notes, 5.625%, 10/15/20 (g)	Ba2	927
800	Eagle Midco Inc., Senior Notes, 9%, 06/15/18 (g)	Caa1	830
500	Epicor Software Corporation, Senior Notes, 8.625%, 05/01/19	B3	540
525	Goodman Networks, Inc., Senior Secured Notes, 12.125%, 07/01/18	B3	576
125	Goodman Networks, Inc., Senior Secured Notes, 12.375%, 07/01/18 (g)	B3	137
1,350	iGATE Corporation, Senior Notes, 4.75%, 04/15/19 (g)	B1	1,374
425	Infor Software Parent, Inc., Senior Notes, 7.125%, 05/01/21 (g)	Caa1	436
650	Infor US, Inc., Senior Notes, 9.375%, 04/01/19	Caa1	725
400	NXP B.V., Senior Notes, 5.75%, 02/15/21 (g)	B1	423
450	NXP B.V., Senior Notes, 5.75%, 03/15/23 (g)	B1	473
500	Sungard Data Systems, Inc., Senior Subordinated Notes, 6.625%, 11/01/19	Caa1	527
			11,300
Lodging — .51%
850	Hilton Worldwide Finance, Senior Notes, 5.625%, 10/15/21 (g)	B3	903
375	Playa Resorts Holding B.V., Senior Notes, 8%, 08/15/20 (g)	Caa1	404
			1,307

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2014 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
Manufacturing — 2.90%
$425	Accudyne Industries Borrower S.C.A., Senior Notes, 7.75%, 12/15/20 (g)	Caa1	$455
675	BC Mountain LLC, Senior Notes, 7%, 02/01/21 (g)	Caa1	648
525	CeramTec Group GMBH, Senior Notes, 8.25%, 08/15/21 (g)(EUR)	Caa1	797
400	CNH Capital LLC, Senior Notes, 3.625%, 04/15/18	Ba1	408
900	CNH Capital LLC, Senior Notes, 6.25%, 11/01/16	Ba1	976
250	Columbus McKinnon Corporation, Senior Subordinated Notes, 7.875%, 02/01/19	B1	267
625	Gardner Denver Inc., Senior Notes, 6.875%, 08/15/21 (g)	Caa1	660
400	Manitowoc Company, Inc., Senior Notes, 5.875%, 10/15/22	B2	436
300	Manitowoc Company, Inc., Senior Notes, 8.50%, 11/01/20	B2	335
301	Mcron Finance Sub LLC, Senior Notes, 8.375%, 05/15/19 (g)	B1	330
600	Milacron LLC, Senior Notes, 7.75%, 02/15/21 (g)	Caa1	656
175	Pfleiderer GmH, Senior Notes, 7.875%, 08/01/19 (g)(EUR)	Caa1	238
1,000	Terex Corporation, Senior Notes, 6%, 5/15/21	B2	1,078
200	Terex Corporation, Senior Notes, 6.50%, 04/01/20	B2	217
			7,501
Metals & Mining — 6.42%
1,375	AK Steel Corporation, Senior Notes, 8.375%, 04/01/22	Caa1	1,458
425	Aleris Senior Notes, 7.875%, 11/01/20	B2	444
600	Alpha Natural Resources, Inc., Senior Notes, 7.50%, 08/01/20 (g)	B2	582
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$100	ArcelorMittal, Senior Notes, 5.75%, 08/05/20	Ba1	$107
575	ArcelorMittal, Senior Notes, 6%, 03/01/21	Ba1	621
700	ArcelorMittal, Senior Notes, 6.75%, 02/25/22	Ba1	783
500	ArcelorMittal, Senior Notes, 10.35%, 06/01/19	Ba1	639
625	BlueScope Steel (Finance) Limited, Senior Notes, 7.125%, 05/01/18 (g)	Ba3	671
725	Consol Energy, Inc., Senior Notes, 5.875%, 04/15/22 (g)	B1	763
525	Consol Energy, Inc., Senior Notes, 8.25%, 04/01/20	B1	567
875	Eldorado Gold Corporation, Senior Notes, 6.125%, 12/15/20 (g)	Ba3	884
625	First Quantum Minerals Ltd., Senior Notes, 7.25%, 05/15/22 (g)	B1	650
650	Foresight Energy LLC, Senior Notes, 7.875%, 08/15/21 (g)	Caa1	696
325	Imperial Metals Corporation, Senior Notes, 7%, 03/15/19 (g)	B3	333
700	JMC Steel Group, Inc., Senior Notes, 8.25%, 03/15/18 (g)	Caa1	714
450	Magnetation LLC, Senior Notes, 11%, 05/15/18 (g)	B3	492
725	Murray Energy Corporation, Senior Notes, 8.625%, 06/15/21 (g)	Caa1	785
425	Novelis, Inc., Senior Notes, 8.75%, 12/15/20	B2	472
775	Ryerson Inc., Senior Secured Notes, 9%, 10/15/17	Caa2	827
1,150	Ryerson Inc., Senior Secured Notes, 11.25%, 10/15/18	Caa3	1,285
325	Steel Dynamics, Senior Notes, 6.125%, 08/15/19	Ba2	353
275	SunCoke Energy Partners, L.P., Senior Notes, 7.375%, 02/01/20 (g)	B1	293

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2014 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$525	United States Steel Corporation, Senior Notes, 6.875%, 04/01/21	B1	$556
500	Vedanta Resources Plc, Senior Notes, 6%, 01/31/19 (g)	Ba3	517
625	Vedanta Resources Plc, Senior Notes, 8.25%, 06/07/21 (g)	Ba3	702
350	Westmoreland Escrow Corporation, Senior Notes, 10.75%, 02/01/18 (g)	Caa1	376
			16,570
Other Telecommunications — 2.83%
1,300	Century Link, Inc., Senior Notes, 5.625%, 04/01/20	Ba2	1,379
375	Century Link, Inc., Senior Notes, 6.45%, 06/15/21	Ba2	408
525	DuPont Fabros Technology L.P., Senior Notes, 5.875%, 09/15/21	Ba1	550
250	Earthlink Inc., Senior Notes, 7.375%, 06/01/20	Ba3	266
225	Earthlink Inc., Senior Notes, 8.875%, 05/15/19	B3	224
600	Equinix, Inc., Senior Notes, 5.375%, 04/01/23	Ba3	615
1,000	Equinix, Inc., Senior Notes, 7%, 07/15/21	Ba3	1,106
200	Interxion Holding, NV, Senior Notes, 6%, 07/15/20 (g)(EUR)	B2	291
650	Level 3 Financing, Inc., Senior Notes, 8.625%, 07/15/20	B3	729
200	Level 3 Communications, Inc., Senior Notes, 8.875%, 06/01/19	Caa2	219
200	Pacnet Limited, Senior Notes, 9%, 12/12/18 (g)	B2	216
700	Telecom Italia, Senior Notes, 6.375%, 06/24/19 (GBP)	Ba1	1,301
			7,304
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
Publishing — 1.07%
$688	Dex Media Inc., Senior Subordinated Notes, 14%, 01/29/17 (c)	Caa3	$475
250	Harland Clarke Holdings Corporation, Senior Notes, 6.875%, 03/01/20 (g)	B1	264
500	McGraw Hill Global, Senior Notes, 9.75%, 04/01/21	B2	574
525	Time, Inc., Senior Notes, 5.75%, 04/15/22 (g)	B1	526
875	Trader Corporation, Senior Notes, 9.875%, 08/15/18 (g)	B3	937
			2,776
Real Estate Investment Trust Securities — .43%
1,100	CBRE Services, Inc., Senior Notes, 5%, 03/15/23	Ba1	1,108
Restaurants — .23%
575	P.F. Chang's China Bistro, Inc., Senior Notes, 10.25%, 06/30/20 (g)	Caa1	589
Retail — 2.52%
925	William Carter, Senior Notes, 5.25%, 08/15/21 (g)	Ba2	962
525	DBP Holding Corporation, Senior Notes, 7.75%, 10/15/20 (g)	Caa2	455
700	Guitar Center Inc., Senior Notes, 6.50%,04/15/19 (g)	B3	686
400	Magnolia S.A., Senior Notes, 9%, 08/01/20 (g)(EUR)	B2	582
150	Matalan Finance Plc, Senior Notes, 6.875%, 06/01/19 (g)(GBP)	B2	254
925	New Look Bondco I plc, Senior Notes, 8.375%, 05/14/18 (g)	B1	992
400	99 Cents Only Stores, Senior Notes, 11%, 12/15/19	Caa1	444
650	PC Nextco Holdings, LLC, Senior Notes, 8.75%, 08/15/19 (g)	Caa2	663
775	J.C. Penney Corporation, Inc., Senior Notes, 7.65%, 08/15/16	Caa2	783

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2014 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$375	Sears Holding Corporation, Senior Notes, 6.625%, 10/15/18	Caa1	$345
325	The Men's Warehouse, Inc., Senior Notes, 7%, 07/01/22 (g)	B2	340
			6,506
Satellites — 2.42%
775	Hughes Satellite Systems, Inc., Senior Notes, 6.50%, 06/15/19	Ba3	864
775	Hughes Satellite Systems, Inc., Senior Notes, 7.625%, 06/15/21	B3	887
1,250	Intelsat (Luxembourg) S.A., Senior Notes, 7.75%, 6/01/21	Caa2	1,325
500	Intelsat (Luxembourg) S.A., Senior Notes, 8.125%, 06/01/23	Caa2	540
1,275	Intelsat Jackson Holdings Ltd., Senior Notes, 5.50%, 08/01/23	B3	1,265
925	Intelsat Jackson Holdings Ltd., Senior Notes, 6.625%, 12/15/22	Caa1	965
375	ViaSat, Inc., Senior Notes, 6.875%, 06/15/20	B2	404
			6,250
Services — 8.38%
250	ACI Worldwide, Inc., Senior Notes, 6.375%, 08/15/20 (g)	B2	264
350	Aramark Holdings, Senior Notes, 5.75%, 03/15/20	B3	371
250	Ashtead Capital Inc., Senior Notes, 6.50%, 07/15/22 (g)	B1	272
425	Blueline Rental Finance, Senior Notes, 7%, 02/01/19 (g)	B3	455
325	Brakes Capital, Senior Notes, 7.125%, 12/15/18 (g)(GBP)	B3	568
16	CDW Corporation, Senior Secured Notes, 8%, 12/15/18	Ba3	17
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$275	Ceridian Corporation, Senior Notes, 8.875%, 07/15/19 (g)	B1	$310
325	Clean Harbors, Incorporated, Senior Notes, 5.125%, 06/01/21	Ba2	334
250	Clean Harbors, Incorporated, Senior Notes, 5.25%, 08/01/20	Ba2	258
700	Corelogic Inc., Senior Notes, 7.25%, 06/01/21	B1	758
450	Corrections Corporation of America, Senior Notes, 4.625%, 05/01/23	Ba1	443
175	Deutsche Raststatten 6.75%, 12/30/20 (g)(EUR)	(e)	257
650	Dycom Investments Inc., Senior Subordinated Notes, 7.125%, 01/15/21	Ba3	697
100	Equiniti Newco plc, Senior Notes, 7.125%, 12/15/18 (g)(GBP)	B3	178
450	Europcar Groupe SA, Senior Notes, 11.50%, 05/15/17 (g)(EUR)	Caa1	708
1,825	First Data Corporation, Senior Notes, 6.75%, 11/01/20 (g)	B1	1,980
2,675	First Data Corporation, Senior Notes, 12.625%, 01/15/21	Caa1	3,297
655	First Data Holdings Inc., Senior Notes, 14.50%, 09/24/19 (c)(g)	(e)	727
175	FTI Consulting Inc., Senior Notes, 6%, 11/15/22	Ba2	180
475	FTI Consulting Inc., Senior Notes, 6.75%, 10/01/20	Ba2	507
125	Gategroup Finance (Luxembourg) S.A., Senior Notes, 6.75%, 03/01/19 (g)(EUR)	B1	182
950	HD Supply, Inc., Senior Notes, 7.50%, 07/15/20	Caa2	1,036
200	HD Supply, Inc., Senior Notes, 11.50%, 07/15/20	Caa2	240
300	H&E Equipment Services, Senior Notes, 7%, 09/01/22	B3	332
350	Igloo Holdings Corporation, Senior Notes, 8.25%, 12/15/17 (g)	Caa2	357

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2014 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$275	Interline Brands Inc., Senior Notes, 10%, 11/15/18	Caa2	$294
1,175	Laureate Education, Inc., Senior Ntoes, 9.25%, 09/01/19 (g)	Caa1	1,210
825	Lender Processing Services, Inc., Senior Notes, 5.75%, 04/15/23	Baa3	888
925	Outerwall, Inc., Senior Notes, 6%, 03/15/19	Ba3	962
900	Safway Group Holding LLC, Senior Notes, 7%, 05/15/18 (g)	B3	952
250	Transunion Holding Company, Inc., Senior Notes, 8.125%, 06/15/18	Caa1	261
500	Travelport LLC, Senior Notes, 11.875%, 09/01/16	Caa3	509
1,050	Travelport LLC, Senior Notes, 13.875%, 03/01/16 (c)(g)	Caa2	1,079
700	United Rentals of North America, Inc., Senior Notes, 6.125%, 06/15/23	B2	751
			21,634
Supermarkets — 1.38%
475	BI-LO Holding Finance, LLC, Senior Notes, 8.625%, 09/15/18 (g)	Caa1	482
850	Rite Aid Corporation, Senior Notes, 6.75%, 06/15/21	Caa1	920
650	Rite Aid Corporation, Senior Notes, 7.70%, 02/15/27	Caa1	732
1,250	Rite Aid Corporation, Senior Notes, 9.25%, 03/15/20	Caa1	1,425
			3,559
Transportation — .64%
1,250	Aguila 3 S.A., Senior Notes, 7.875%, 01/31/18 (g)	B2	1,324
325	Watco Companies, LLC, Senior Notes, 6.375%, 04/01/23 (g)	B3	331
			1,655
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
Utilities — 2.25%
$775	AES Corporation, Senior Notes, 5.50%, 03/15/24	Ba3	$793
800	Calpine Corporation, Senior Notes, 7.50%, 02/15/21 (g)	B1	869
1,650	Energy Future Intermediate Holding Company, Escrow Security, 10%, 12/01/20 (a) ESC	(e)	159
850	GenOn Escrow Corporation, Senior Notes, 9.50%, 10/15/18	B3	933
2,325	NRG Energy, Inc., Senior Notes, 6.25%, 07/15/22 (g)	B1	2,459
550	NRG Energy, Inc., Senior Notes, 6.625%, 03/15/23	B1	595
			5,808
Wireless Communications — 8.21%
775	Arqiva Broadcasting, Senior Notes, 9.50%, 03/31/20 (g)(GBP)	B3	1,513
625	Bite Finance International, Senior Notes, 7.835%, 02/15/18 (g)(EUR)	B3	866
950	Crown Castle International Corporation, Senior Notes, 5.25%, 01/15/23	B1	989
625	Digicel Limited, Senior Notes, 6%, 04/15/21 (g)	B1	646
450	Digicel Group Limited, Senior Notes, 7.125%, 04/01/22 (g)	Caa1	469
400	Digicel Group Limited, Senior Notes, 8.25%, 09/30/20 (g)	Caa1	439
675	Matterhorn Mobile S.A., Senior Notes, 7.75%, 02/15/20 (g)(EUR)	Caa1	984
205	Millicom International Cellular S.A., Senior Notes, 6.625%, 10/15/21 (g)	Ba2	220
700	NII Capital Corporation, Senior Notes, 7.625, 04/01/21	Caa2	201
750	NII Capital Corporation, Senior Notes, 10%, 08/15/16	Caa2	233
275	NII International Telecom S.C.A., Senior Notes, 11.375%, 08/15/19 (g)	B3	243

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2014 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$200	Sable International Finance Limited, Senior Notes, 8.75%, 02/01/20 (g)	Ba2	$225
5,075	Sprint Corporation, Senior Notes, 7.125%, 06/15/24 (g)	B1	5,405
1,025	Sprint Nextel Corporation, Senior Notes, 11.50%, 11/15/21	B1	1,389
675	Syniverse Holdings, Inc., Senior Notes, 9.125%, 01/15/19	Caa1	724
1,350	T-Mobile, USA, Inc., Senior Notes, 6.25%, 04/01/21	Ba3	1,439
725	T-Mobile, USA, Inc., Senior Notes, 6.633%, 04/28/21	Ba3	785
875	T-Mobile, USA, Inc., Senior Notes, 6.731%, 04/28/22	Ba3	945
305	Vimpelcom Holdings, Senior Notes, 5.20%, 02/13/19 (g)	Ba3	305
550	Vimpelcom Holdings, Senior Notes, 7.504%, 03/01/22 (g)	Ba3	595
650	Vimpelcom Holdings, Senior Notes, 7.748%, 02/02/21 (g)	Ba3	710
700	Wind Acquistion Holdings Finance S.A., Senior Notes, 4.75%, 07/15/20 (g)	B3	703
1,100	Wind Acquistion Holdings Finance S.A., Senior Notes, 7.375%, 04/23/21 (g)	Ba3	1,178
			21,206
	Total Corporate Debt Securities (Total cost of $309,047)		326,360
Shares
PREFERRED STOCK — .91% (d)(h)
Energy — .10%
2,300	Penn Virginia Corporation, Convertible, 6% (g)	(e)	275
Financial — .44%
1,125	Ally Financial, Inc., 7% (g)	B3	1,132
Shares		Moody's Rating (Unaudited)	Value (Note 1)
Wireless Communications — .37%
2,207	American Tower Corporation, Convertible, 5.25%	(e)	$235
7,000	Crown Castle International Corp., Convertible, 4.50%	(e)	713
			948
	Total Preferred Stock (Total cost of $2,066)		2,355
	TOTAL INVESTMENTS — 127.32% (d) (Total cost of $311,113)		328,715
	CASH AND OTHER ASSETS LESS LIABILITIES — (27.32)% (d)		(70,543)
	NET ASSETS — 100.00%		$258,172

(a)  Denotes income is not being accrued and/or issuer is in bankruptcy proceedings.

(b)  Securities are step interest bonds. Interest on these bonds accrues based on the effective interest method which results in a constant rate of interest being recognized.

(c)  Pay-In-Kind

(d)  Percentages indicated are based on total net assets to common shareholders of $258,172.

(e)  Not rated.

(f)  Non-income producing.

(g)  Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Unless otherwise noted, 144A Securities are deemed to be liquid. See Note 1of the Note to Schedule of Investments for valuation policy. Total market value of Rule 144A securities amounted to $151,047 as of June 30, 2014.

(h)  All of the Fund's investments and other assets are pledged as collateral in accordance with a credit agreement with The Bank of Nova Scotia.

(EUR)  Euro

(GBP)  British Pound

ESC  Escrow Cusip. Represents a beneficial interest to account for possible future payments by the company. Interest rate and maturity date are those of the original security.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Assets and Liabilities
June 30, 2014 (Unaudited)
(Dollars in thousands, except shares and per share amounts)

Assets:
INVESTMENTS IN SECURITIES, at value (Identified cost of $311,113 see Schedule of Investments and Note 1)	$328,715
CASH	15,282
RECEIVABLES:
Investment securities sold	619
Interest and dividends	5,489
PREPAID EXPENSES	39
UNREALIZED GAIN ON CURRENCY AND FORWARD CURRENCY EXCHANGE CONTRACTS (Notes 1 and 8)	42
Total assets	$350,186
Liabilities:
CREDIT AGREEMENT (Note 4)	$90,000
PAYABLES:
Investment securities purchased	1,277
Dividend on common stock	139
Interest on loan (Note 4)	58
ACCRUED EXPENSES (Note 3)	215
UNREALIZED LOSS ON CURRENCY AND FORWARD CURRENCY EXCHANGE CONTRACTS (Notes 1 and 8)	325
Total liabilities	$92,014
Net Assets	$258,172
Represented By:
COMMON STOCK:
$0.01 par value, 40,000,000 shares authorized, 23,368,918 shares issued and outstanding	$234
CAPITAL IN EXCESS OF PAR VALUE	268,432
UNDISTRIBUTED NET INVESTMENT INCOME (Note 2)	1,760
ACCUMULATED NET REALIZED LOSS FROM SECURITIES TRANSACTIONS (Note 2)	(29,573)
NET UNREALIZED APPRECIATION ON INVESTMENTS AND FORWARD CURRENCY EXCHANGE CONTRACTS	17,319
Net Assets Applicable To Common Stock (Equivalent to $11.05 per share, based on 23,368,918 shares outstanding)	$258,172

Statement of Operations
For the Year Ended
June 30, 2014 (Unaudited) (Dollars in thousands)

Investment Income: (Note 1)
Interest income	$11,525
Dividend income	73
Other income	80
Total investment income	$11,678
Expenses:
Cost of leverage:
Interest expense (Note 4)	$515
Loan fees (Note 4)	2
Total cost of leverage	$517
Professional services:
Investment Advisor (Note 3)	$597
Custodian and transfer agent	161
Legal	159
Audit	28
Total professional services	$945
Administrative:
General administrative (Note 7)	$218
Directors	131
Insurance	71
Shareholder communications	19
Miscellaneous	19
NYSE	13
Total administrative	$471
Total expenses	$1,933
Net investment income	$9,745
Realized and Unrealized Gain (Loss) on Investment Activities:
Realized gain on investments and currencies, net	$3,362
Change in net unrealized appreciation on investments and other financial instruments	$5,372
Net gain on investments	$8,734
Net increase in net assets resulting from operations	$18,479

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statements of Changes in Net Assets (Dollars in thousands, except shares and per share amounts)

	Six Months Ended June 30, 2014 (Unaudited)	For the Year Ended December 31, 2013
From Operations:
Net investment income	$9,745	$19,478
Realized gain on investments and currencies, net	3,362	7,454
Change in net unrealized appreciation on investments and other financial instruments	5,372	(4,646)
Net increase in net assets resulting from operations	$18,479	$22,286
From Fund Share Transactions:
Net asset value of 43,738 shares issued to common stockholders for reinvestment of dividends in 2013.	—	468
Distributions to Common Stockholders:
From net investment income ($.33 and $.86 per share in 2014 and 2013, respectively)	$(7,595)	$(20,097)
Total net increase in net assets	$10,884	$2,657
Net Assets Applicable to Common Stock:
Beginning of period	$247,288	$244,631
End of period (Including $1,760 and $(1,049) of undistributed net investment income at June 30, 2014 and December 31, 2013, respectively)	$258,172	$247,288

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period

	For the Six Months Ended June 30, 2014	For the Years Ended December 31,
	(Unaudited)	2013	2012	2011	2010	2009
NET ASSET VALUE:
Beginning of period	$10.58	$10.49	$9.58	$10.17	$9.44	$5.75
NET INVESTMENT INCOME	.42	.83	.93	1.03	1.06	1.06
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS	.38	.12	.96	(.57)	.73	3.65
DISTRIBUTIONS FROM NET INVESTMENT INCOME RELATED TO PREFERRED STOCK: (b)	—	—	(.01)	(.01)	(.03)	(.12)
TOTAL FROM INVESTMENT OPERATIONS	.80	.95	1.88	.45	1.76	4.59
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(.33)	(.86)	(.97)	(1.04)	(1.03)	(.90)
TOTAL DISTRIBUTIONS	(.33)	(.86)	(.97)	(1.04)	(1.03)	(.90)
NET ASSET VALUE:
End of period	$11.05	$10.58	$10.49	$9.58	$10.17	$9.44
PER SHARE MARKET VALUE:
End of period	$10.04	$9.65	$10.45	$10.21	$9.96	$9.05
TOTAL INVESTMENT RETURN†	7.47%	.73%	12.18%	13.61%	22.02%	126.88%

  †  Total investment return is calculated assuming a purchase of $1,000 of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period — Continued

	For the Six Months Ended June 30, 2014		For the Years Ended December 31,
	(Unaudited)		2013	2012	2011	2010	2009
NET ASSETS, END OF PERIOD, APPLICABLE TO COMMON STOCK (a)	$258,172		$247,288	$244,631	$221,656	$234,624	$217,224
NET ASSETS, END OF PERIOD, APPLICABLE TO PREFERRED STOCK (a)(b)	—		—	—	$85,425	$85,425	$85,425
TOTAL NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK, END OF PERIOD (a)(b)	$258,172		$247,288	$244,631	$307,081	$320,049	$302,649
EXPENSE RATIOS:
Ratio of interest expense to average net assets*	.41	%**	.43%	.06%	—	—	—
Ratio of preferred and other leverage expenses to average net assets*	—		—	.04%	.04%	.05%	.04%
Ratio of operating expenses to average net assets*	1.12	%**	1.23%	1.38%	1.42%	1.92%	1.55%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS*	1.53	%**	1.66%	1.48%	1.46%	1.97%	1.59%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS*	7.73	%**	7.82%	9.07%	10.10%	10.66%	13.59%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK (b)	—		—	1.13%	1.07%	1.43%	1.07%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK (b)	—		—	6.94%	7.41%	7.76%	9.20%
PORTFOLIO TURNOVER RATE	23.54%		63.65%	69.91%	58.91%	79.02%	81.05%

  (a)  Dollars in thousands.

  (b)  In November 2012, the preferred stock was redeemed. See Note 5 to the financial statements.

  *  Ratios calculated on the basis of expenses and net investment income applicable to the common shares relative to the average net assets of the common stockholders only.

  **  Annualized

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Information Regarding
Senior Securities

	June 30, 2014	As of December 31,
	(Unaudited)	2013	2012	2011	2010	2009
TOTAL AMOUNT OUTSTANDING:
Preferred Stock	$—	$—	$—	$85,425,000	$85,425,000	$85,425,000
Credit Agreement	$90,000,000	$100,000,000	$85,425,000	—	—	—
ASSET COVERAGE:
Per Preferred Stock Share (1)	$—	$—	$—	$89,869	$93,664	$88,572
Per $1,000 borrowed under Credit Agreement (2)	$3,869	$3,473	$3,864	—	—	—
Credit Agreement Asset Coverage (3)	387%	347%	386%	—	—	—
INVOLUNTARY LIQUIDATION PREFERENCE:
Per Preferred Stock Share (4)(5)	$—	$—	$—	$25,000	$25,000	$25,000
LIQUIDATION VALUE:
Per Preferred Stock Share (4)(5)	$—	$—	$—	$25,000	$25,000	$25,000

  (1)  Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing such amount by the number of preferred shares outstanding.

  (2)  Calculated by subtracting the Fund's total liabilities excluding the amount borrowed under the credit facility, from the Fund's total assets and dividing such amount by the amount borrowed under the credit facility, (per $1,000 of amount borrowed).

  (3)  Calculated by subtracting the Fund's total liabilities excluding the amount borrowed under the credit facility, from the Fund's total assets and dividing such amount by the amount borrowed under the credit facility.

  (4)  Plus accumulated and unpaid dividends.

  (5)  In January 2008, the Fund repurchased 600 shares of preferred stock at a price of $25,000 per share. In October 2008, the Fund accepted an unsolicited offer to buy back and retire 1,183 shares of preferred stock at a price of $16,250 per share. The Fund realized a gain of $10,351,000 on this transaction. In November 2012, the Fund redeemed all outstanding shares of its preferred stock at the liquidation preference per share of $25,000. See Note 5 to the financial statements.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Cash Flows

For the Six Months Ended June 30, 2014 (Unaudited)
Cash Flows From Operating Activities: (Dollars in thousands)
Purchases of portfolio securities	$(885,457)
Sales and maturities of portfolio securities	908,941
Interest and dividends received	12,409
Other income	80
Operating expenses paid	(1,911)
Net cash provided by operating activities	$34,062
Cash Flows From Financing Activities:
Credit facility reduction	(10,000)
Common stock dividends	(10,974)
Net cash used by financing activities	$(20,974)
Net Increase in Cash	$13,088
Cash at Beginning of Period	2,194
Cash at End of Period	$15,282
Reconciliation of Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:
Purchases of portfolio securities	$(885,457)
Sales and maturities of portfolio securities	908,941
Net increase in net assets resulting from operations	18,479
Amortization of interest	163
Net realized gain on investments and currencies	(3,362)
Change in net unrealized appreciation on investments and other financial instruments	(5,372)
Decrease in interest and dividend receivable	648
Decrease in prepaid expenses	60
Decrease in accrued expenses and other payables	(38)
Net cash provided by operating activities	$34,062
Supplemental Disclosure of Cash Flow Information:
Non-cash financing activities not included herein consist of reinvestment of dividend distributions	$—

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Notes to Financial Statements
June 30, 2014 (Unaudited)

(1) Significant Accounting and Other Policies

The New America High Income Fund, Inc. (the Fund) was organized as a corporation in the state of Maryland on November 19, 1987 and is registered with the Securities and Exchange Commission as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund commenced operations on February 26, 1988. The investment objective of the Fund is to provide high current income while seeking to preserve stockholders' capital through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities.

The Fund invests primarily in fixed maturity corporate debt securities that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a Fund that is more diversified. See the schedule of investments for information on individual securities as well as industry diversification and credit quality ratings.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States for investment companies that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

(a)  Valuation of Investments—Except as otherwise described below, the Fund's investments are valued based on quoted bid prices provided by an independent pricing service. Independent pricing services provide prices based primarily on quotations from dealers and brokers, market transactions, data accessed from quotations services, offering sheets obtained from dealers and various relationships among similar securities. Investments whose primary market is on an exchange are valued at the last sale price on the day of valuation. Short-term investments with original maturities of 60 days or less are stated at amortized cost, which approximates the fair value of such investments. Following procedures approved by the Board of Directors, investments for which market quotations are not yet available (primarily fixed-income corporate bonds and notes) are stated at fair market value on the basis of subjective valuations furnished by securities dealers and brokers. Other investments, for which market quotations are not readily available are valued in good faith at fair market value using methods approved by the Board of Directors. Fair value measurement is further discussed in section (f) of this footnote.

(b)  Foreign Currency—Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U. S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2014 (Unaudited)

Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transaction, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

(c)  Foreign Currency Forward Exchange Contracts—The Fund may enter into foreign currency forward exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. The Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market risk, credit risk or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

(d)  Securities Transactions and Net Investment Income—Securities transactions are recorded on trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. Discount on short-term investments is amortized to investment income. Premiums or discounts on corporate debt securities are amortized based on the interest method for financial reporting purposes. All income on original issue discount and step interest bonds is accrued based on the effective interest method. The Fund does not amortize market premiums or discounts for tax purposes. Dividend payments received in the form of additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

(e)  Federal Income Taxes—It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders each year. Accordingly, no federal income tax provision is required.

(f)  Fair Value Measurement—The Fund applies ASC 820 "Fair Value Measurements and Disclosures". This standard establishes the definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2014 (Unaudited)

valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Fund's major asset and liability categories is as follows.

Debt securities (corporate, convertible & bank debt). The fair value of debt securities is provided by independent pricing services using quotations from dealers and brokers, market transactions, data from quotations services, offering sheets and various relationships between securities. While most corporate bonds are categorized in level 2 of the fair value hierarchy, there may be instances where less observable inputs necessitate a level 3 categorization.

Equity securities (preferred and common stock). Equity securities for which the primary market is on an ex-

change will be valued at the last sale price on the day of valuation and are categorized in level 1 of the fair value hierarchy. Other equity securities traded in inactive markets or valued by independent pricing services using methods similar to debt securities are categorized in level 2. The fair value of equity securities in which observable inputs are unavailable are categorized in level 3.

Short-term investments. Short-term investments are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely the values would be categorized in level 2 of the fair value hierarchy.

Forwards are valued at the unrealized gain or loss on the contract as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Forwards are categorized in level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2014 in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total Value
	Quoted Prices (000's)	Significant Observable Inputs (000's)	Significant Unobservable Inputs (000's)	(000's)
Investments
Debt Securities*	$—	$326,360	$—	$326,360
Preferred Stock
Energy	275	—	—	275
Financial	—	1,132	—	1,132
Wireless Communications	948	—	—	948
Total Investments	$1,223	$327,492	$—	$328,715
Forward Currency Exchange Contracts	$—	$(284)	$—	$(284)

*  Debt Securities — All are level 2. Type of debt and industries are shown on the Schedule of Investments.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2014 (Unaudited)

The Fund owned no Level 3 securities at June 30, 2014.

The following is a reconciliation of Fund investments using Level 3 inputs for the period:

Equity Securities
Balance, December 31, 2013	$—
Sales	—
Change in unrealized appreciation (depreciation)	—
Realized gain (loss)	—
Transfers to Level 3 from Level 2	—
Balance, June 30, 2014	$—

Level 1 and Level 2 assets are evaluated on a quarterly basis for changes in listings or delistings on national exchanges.

Transfers between levels are recognized at the value at the end of the reporting period. During the six months ended June 30, 2014, the Fund recognized no transfers to Level 1 from Level 2.

(2) Tax Matters and Distributions

At June 30, 2014, the total cost of securities (including temporary cash investments) for federal income tax purposes was approximately $311,590,000. Aggregate gross unrealized gain on securities in which there was an excess of value over tax cost was approximately $18,134,000. Aggregate gross unrealized loss on securities in which there was an excess of tax cost over value was approximately $1,009,000. Net unrealized gain on investments for tax purposes at June 30, 2014 was approximately $17,125,000.

At December 31, 2013, the Fund had approximate capital loss carryovers available to offset future capital gains, if any, to the extent provided by regulations:

Carryover Available	Expiration Date
$5,110,000	December 31, 2016
26,830,000	December 31, 2017
$31,940,000

It is the policy of the Fund to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carry forward.

The tax character of distributions paid to common shareholders in 2013 and common and preferred shareholders in 2012 of approximately $20,097,000 and $22,638,000, respectively, was from ordinary income.

As of December 31, 2013, the components of distributable earnings on a tax basis were approximately:

Undistributed Ordinary income	$—
Unrealized Gain	11,367,000
Capital Losses Carry Forward	(31,940,000)
Investments and Currencies Loss Deferrals	(804,000)
$(21,377,000)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to market discount adjustments, wash sales and post-October losses. The Fund has recorded several reclassifications in the capital accounts to present undistributed net investment income and accumulated net realized losses on a tax basis. These reclassifications have no impact on the net asset value of the Fund. For the year ended December 31, 2013, permanent differences between book and tax accounting have been reclassified as follows:

Increase (decrease) in:

Undistributed net investment income	$(679,000)
Accumulated net realized loss from securities transactions	$679,000

Distributions on common stock are declared based upon annual projections of the Fund's investment company taxable income. The Fund records all dividends and distributions payable to shareholders on the ex-dividend date and declares and distributes income dividends monthly.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2014 (Unaudited)

The Fund is required to amortize market discounts and premiums for financial reporting purposes. This results in additional interest income in some years and decreased interest income in others for financial reporting purposes only. The Fund does not amortize market discounts or premiums for tax purposes. Therefore, the additional or decreased interest income for financial reporting purposes does not result in additional or decreased common stock dividend income.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2010-2012, or expected to be taken in the Fund's 2013 tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

(3) Investment Advisory Agreement

T. Rowe Price Associates, Inc. (T. Rowe Price), the Fund's Investment Advisor, earned approximately $597,000 in management fees during the six months ended June 30, 2014. Management fees paid by the Fund to T. Rowe Price were calculated at 0.50% on the first $50,000,000 of the Fund's average weekly net assets, 0.40% on the next $50 million and 0.30% on average weekly net assets in excess of $100 million. T. Rowe Price's fee is calculated based on assets attributable to the Fund's common stock and senior securities. At June 30, 2014, the fee payable to T. Rowe Price was approximately $98,000, which was included in accrued expenses on the accompanying statement of assets and liabilities.

(4) Bank Credit Agreement

On October 10, 2012 the Fund entered into a credit agreement with The Bank of Nova Scotia pursuant to which the Fund may borrow up to an aggregate amount of $100,000,000. On November 8, 2012 the Fund borrowed $85,425,000 through this credit facility to finance the scheduled redemption of all outstanding shares of its auction term preferred stock. On May 14, 2013 the Fund borrowed an additional $14,575,000 and on May 9, 2014 reduced it by $10,000,000. The credit facility provides for an initial term of one year and may be extended with respect to amounts outstanding at the end of the initial term for an additional year at the option of the Fund. On October 9, 2013 the Fund extended the term of the facility an additional year. Amounts borrowed under the credit facility bear interest at an adjustable rate based on a margin above LIBOR. The rate paid on these borrowings is approximately 1.05% and will be in effect until July 9, 2014 at which time the rate will be reset. For the six months ended June 30, 2014 the weighted average rate on the loan was approximately 1.06% and the maximum amount borrowed during the period was $100,000,000. On June 30, 2014 the total amount outstanding on the loan was $90,000,000.

The Fund pays a commitment fee to The Bank of Nova Scotia at a rate of .15% per annum for any unused portion of borrowings not to exceed $100,000,000. For the six months ended June 30, 2014 the Fund paid approximately $2,000 for this commitment.

The Fund has granted to The Bank of Nova Scotia a security interest in the investments and other assets of the Fund in accordance with the Credit Agreement.

(5) Auction Term Preferred Stock (ATP)

The Fund announced that on November 9, 2012 it consummated, as provided under the terms of its charter, the scheduled redemption of all outstanding shares of its ATP at the liquidation preference per share of

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2014 (Unaudited)

$25,000, plus all accrued and unpaid dividends to the date of redemption. As discussed in footnote 4, the aggregate amount of the redemption was financed through a credit facility with The Bank of Nova Scotia.

(6) Purchases and Sales of Securities

Purchases and proceeds of sales or maturities of long-term securities during the six months ended June 30, 2014 were approximately:

Cost of purchases	$79,314,000
Proceeds of sales or maturities	$102,437,000

(7) Related Party Transactions

The Fund paid approximately $96,000 during the six months ended June 30, 2014 to an officer of the Fund for the provision of certain administrative services.

(8) Derivative Contracts (Currency Amounts in Thousands)

Forward Currency Exchange Contracts—As of June 30, 2014 the Fund had forward currency exchange contracts outstanding as follows:

Counterparty	Settlement Date	Receive (Deliver)		Asset(1)	Liability(1)	Unrealized Appreciation (Depreciation)
JP Morgan	7/10/14	GBP	178	$304	$298	$6
Citibank	7/10/14	GBP	607	1,039	1,017	22
State Street Bank	7/10/14	GBP	61	104	103	1
Barclays Capital	7/10/14	GBP	(3,253)	5,442	5,567	(125)
Deutsche Bank	7/10/14	GBP	(342)	574	584	(10)
Canadian Imperial Bank	7/10/14	GBP	(150)	251	257	(6)
Royal Bank of Canada	9/12/14	EUR	113	155	154	1
Royal Bank of Scotland	9/12/14	EUR	225	309	307	2
Royal Bank of Canada	9/12/14	EUR	758	1,039	1,031	8
Royal Bank of Scotland	9/12/14	EUR	(11,763)	15,930	16,112	(182)
Merrill Lynch	9/12/14	EUR	(103)	140	141	(1)
Net unrealized loss on open forward currency exchange contracts						$(284)

(1)  Forward currency exchange contracts are not shown gross on the statement of assets and Liabilities. The net exposure is reflected.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2014 (Unaudited)

Fair Value of Derivative Instruments—The fair value of derivative instruments as of June 30, 2014 was as follows:

	Asset Derivatives June 30, 2014
	Statement of Assets and Liabilities Location	Fair Value
Forward currency contracts	Unrealized gain on currency and forward currency exchange contracts	$40
	Unrealized loss on currency and forward currency exchange contracts	(324)

The effect of derivative instruments that are included on the Statement of Operations for the six months ended June 30, 2014 was as follows:

Amount of Realized Gain on Derivatives
Realized gain on investments and currencies, net
Forward currency contracts	$4
Change in Unrealized Depreciation on Derivatives
Change in net unrealized appreciation on investments and other financial instruments
Forward currency contracts	$(130)

(9) Subsequent Events

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of June 30, 2014.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Availability of Portfolio Holdings

The Fund provides a complete schedule of its portfolio holdings quarterly. The lists of holdings as of the end of the second and fourth quarters appear in the Fund's semi-annual and annual reports to shareholders, respectively. The schedules of portfolio holdings as of the end of the first and third quarters are filed with the Securities and Exchange Commission (the "SEC") on Form N-Q (the "Forms") within 60 days of the end of the first and third quarters. Shareholders can look up the Forms on the SEC's web site at www.sec.gov. The Forms may also be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's web site and their public reference room. In addition, the Forms may be reviewed on the Fund's web site at www.newamerica-hyb.com.

Compliance with CFTC Regulation of Transactions in Commodity Interests

The Fund does not currently intend to engage in transactions in commodity interests such as futures contracts, options on futures contracts, and swaps. However, the Fund may in the future enter into interest rate transactions, such as swaps, caps, collars and floors for the purpose or with the effect of hedging its portfolio and/or its payment obligations with respect to senior securities. In addition, the Fund has reserved the right, subject to the approval of the Board of Directors, to purchase and sell financial futures contracts and options on such futures contracts for the purpose of hedging its portfolio securities (or portfolio securities which it expects to acquire) against anticipated changes in prevailing interest rates. To the extent it engages in transactions in commodity interests, the Fund expects their use to be limited such that the Fund may claim the exclusion from the definition of the term "commodity pool operator" available under Regulation 4.5 of the Commodity Futures Trading Commission under the Commodity Exchange Act, and will not therefor be subject to regulation as a pool operator under the Commodity Exchange Act.

Common Stock Transactions

The Fund may purchase shares of its Common Stock in the open market when the Common Stock trades at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action in the event of a market discount to net asset value or that Fund purchases will reduce a discount.

The New America High Income Fund, Inc.

Directors

Robert F. Birch
Joseph L. Bower
Bernard J. Korman
Stuart A. McFarland
Marguerite A. Piret
Oleg M. Pohotsky
Ellen E. Terry

Officer

Ellen E. Terry – President, Treasurer, Secretary

Investment Advisor

T. Rowe Price Associates, Inc.
100 E. Pratt Street
Baltimore, Maryland 21202

Administrator

The New America High Income Fund, Inc.
33 Broad Street
Boston, MA 02109
(617) 263-6400

Custodian

State Street Corporation
One Lincoln Street
Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038
(866) 624-4105
Web site: www.amstock.com

Listed: NYSE
Symbol: HYB
Web site: www.newamerica-hyb.com

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

The New
America
High Income
Fund, Inc.

Semi-Annual

Report

June 30, 2014

Item 2 -	Code of Ethics - Not required in semi-annual filing.

Item 3 -	Audit Committee Financial Experts - Not required in a semi-annual filing.

Item 4 -	Principal Accountant Fees and Services - Not required in semi-annual filing.

Item 5 -	Audit Committee of Listed Registrant - Not required in semi-annual filing.

Item 6 -	Schedule of Investments - Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 -	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not required in semi-annual filing.

Item 8 -	Portfolio Managers of Closed-End Management Investment Companies - Not required in semi-annual filing.

2

Item 9 -	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not applicable.

Item 10 -	Submission of Matters to a Vote of Security Holders - Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Fund’s principal executive officer and principal financial officer concluded that the Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Fund in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Fund’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure, based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Fund’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)	Not Applicable.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act.

(a)(3)	Not Applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The New America High Income Fund, Inc.

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	President
Date:	September 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	President and Treasurer
Date:	September 2, 2014

4